EXHIBIT 99.1

                        SIGNATURES OF REPORTING PERSONS

    This Statement on Form 4 is filed by the Reporting Persons listed below.
November 8, 2019

                                 WARBURG PINCUS (CAYMAN) XII, L.P.

                                 By: Warburg Pincus (Cayman) XII GP LLC,
                                      its general partner
                                 By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                 By: Warburg Pincus (Bermuda) Private Equity
                                      GP Ltd.,
                                      its general partner

                                 By: /s/ Robert B. Knauss
                                    -------------------------------
                                    Name: Robert B. Knauss
                                    Title:   Authorised Signatory

                                 WARBURG PINCUS (CAYMAN) XII GP LLC

                                 By: Warburg Pincus Partners II (Cayman), L.P.,
                                      its sole member
                                 By: Warburg Pincus (Bermuda) Private Equity
                                     GP Ltd.,
                                     its general partner

                                 By: /s/ Robert B. Knauss
                                    --------------------------------
                                    Name: Robert B. Knauss
                                    Title:   Authorised Signatory

                                 WARBURG PINCUS PARTNERS II
                                 (CAYMAN), L.P.

                                 By: Warburg Pincus (Bermuda) Private Equity
                                     GP Ltd.,
                                     its general partner

                                 By: /s/ Robert B. Knauss
                                    ---------------------------------
                                    Name: Robert B. Knauss
                                    Title:   Authorised Signatory

                                 WARBURG PINCUS (BERMUDA) PRIVATE
                                 EQUITY GP LTD.

                                 By: /s/ Robert B. Knauss
                                    ----------------------------------
                                    Name: Robert B. Knauss
                                    Title:   Authorised Signatory

                                 WARBURG PINCUS LLC

                                 By: /s/ Robert B. Knauss
                                    ----------------------------------
                                   Name: Robert B. Knauss
                                   Title:   Authorized Signatory

                                 CHARLES R. KAYE

                                 By: /s/ Robert B. Knauss
                                    ----------------------------------
                                   Name: Robert B. Knauss
                                   Title:   Robert B. Knauss, Attorney-in-Fact*

                                 JOSEPH P. LANDY

                                 By: /s/ Robert B. Knauss
                                    ------------------------------------
                                   Name: Robert B. Knauss
                                   Title:   Robert B. Knauss, Attorney-in-Fact*

 *The Powers of Attorney given by each of Mr. Kaye and Mr. Landy were previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an
 exhibit to a beneficial ownership report on Schedule 13D filed by Warburg
 Pincus LLC with respect to WEX Inc.